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                                                                     Exhibit 17

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                      OF AIM ADVISOR CASH MANAGEMENT FUND
                    (A PORTFOLIO OF AIM ADVISOR FUNDS, INC.)
         PROXY FOR SPECIAL MEETING OF SHAREHOLDERS -- FEBRUARY 17, 1998


The undersigned hereby appoints Charles T. Bauer and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of the AIM Advisor Cash Management Fund, a portfolio of AIM Advisor Funds, Inc., on February 17, 1998 at 3:00 p.m. Central time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE APPROVAL OF THE PROPOSAL.


                                        NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                                  APPEARS ON THIS PROXY CARD.
                                                  All joint owners should sign.
                                                  When signing as executor,
                                                  administrator, attorney,
                                                  trustee or guardian or as
                                                  custodian for a minor, please
                                                  give full title as such.  If
                                                  a corporation, please sign in
                                                  full corporate name and
                                                  indicate the signer's office.
                                                  If a partner, sign in the
                                                  partnership name.

                                                  -----------------------------
                                                  Signature

                                                  -----------------------------
                                                  Signature (if held jointly)

                                                  -----------------------------
                                                  Date

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THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS.  THE DIRECTORS RECOMMEND
VOTING  "FOR" THE PROPOSAL.

TO VOTE FILL IN BOX COMPLETELY

                                                      FOR     AGAINST    ABSTAIN

1.       Proposal to approve an Agreement and         [ ]       [ ]        [ ]
         Plan of Reorganization between AIM Advisor
         Funds, Inc., on behalf of AIM Advisor Cash
         Management Fund, and AIM Funds Group, on behalf of AIM Money Market Fund - AIM Cash
         Reserve Shares, and the consummation of the transactions contemplated therein.

2.       IN THE DISCRETION OF SUCH PROXIES, UPON
         SUCH OTHER BUSINESS AS MAY PROPERLY
         COME BEFORE THE MEETING OR ANY
         ADJOURNMENT THEREOF.
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                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                          OF AIM ADVISOR INCOME FUND
                    (A PORTFOLIO OF AIM ADVISOR FUNDS, INC.)
         PROXY FOR SPECIAL MEETING OF SHAREHOLDERS -- FEBRUARY 17, 1998


The undersigned hereby appoints Charles T. Bauer and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of the AIM Advisor Cash Management Fund, a portfolio of AIM Advisor Funds, Inc., on February 17, 1998 at 3:00 p.m. Central time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE APPROVAL OF THE PROPOSAL.



                                        NOTE: PLEASE SIGN EXACTLY AS  YOUR NAME
                                        APPEARS ON THIS PROXY CARD. All joint
                                        owners should sign. When signing as
                                        executor, administrator, attorney,
                                        trustee or guardian or as custodian for
                                        a minor, please give full title as
                                        such.  If a corporation, please sign in
                                        full corporate name and indicate the
                                        signer's office. If a partner, sign in
                                        the partnership name.

                                        ----------------------------------------
                                        Signature

                                        ----------------------------------------
                                        Signature (if held jointly)

                                        ----------------------------------------
                                        Date


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THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS.  THE DIRECTORS RECOMMEND
VOTING "FOR" THE PROPOSAL.

TO VOTE FILL IN BOX COMPLETELY


                                                FOR      AGAINST      ABSTAIN

1.    Proposal to approve an Agreement and      [ ]        [ ]          [ ]
      Plan of Reorganization between AIM
      Advisor Funds, Inc., on behalf of AIM
      Advisor Income Fund, and AIM Funds
      Group, on  behalf of AIM Intermediate
      Government Fund, and the consummation
      of the  transactions contemplated
      therein.

2.    IN THE DISCRETION OF SUCH PROXIES, UPON
      SUCH OTHER BUSINESS AS MAY PROPERLY
      COME BEFORE THE MEETING OR ANY
      ADJOURNMENT THEREOF.